UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2006

General Electric Company
(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 23, 2006, the Company issued a press release announcing the appointment of John G. Rice to be the President and Chief Executive Officer of GE Infrastructure, succeeding David L. Calhoun, who has taken a position outside GE. Mr. Rice will continue as a vice chairman of the Company. The Company has appointed Lloyd G. Trotter to succeed Mr. Rice to become the President and Chief Executive Officer of GE Industrial, and also named him a vice chairman of the Company. Mr. Trotter is currently the Executive Vice President, Operations. A copy of the Company’s press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99 Press Release, dated: August 23, 2006, issued by General Electric Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: August 23, 2006	/s/ Philip D. Ameen
Philip D. Ameen
Vice President and Comptroller

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